                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report -- October 11, 1995
                       (Date of earliest event reported)

                            GTE Florida Incorporated
             (Exact name of registrant as specified in its charter)


                                    FLORIDA
         (State or other jurisdiction of incorporation or organization)


        1-3090                                          59-0397520
(Commission File Number)                     (IRS Employer Identification No.)


600 Hidden Ridge, HQE04B12
Irving, Texas                                                              75038
(Address of principal executive offices)                              (Zip Code)
214-718-5600
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                            GTE FLORIDA INCORPORATED

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 7.  Financial Statements and Exhibits

         (a) Financial Statements -- None.

         (b) Pro Forma Financial Information -- None.

         (c) Exhibits

             12  Statements re Computation of Ratios.

             23  Consent of Independent Public Accountants.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GTE FLORIDA INCORPORATED
                                                  (Registrant)


                                        By   William M. Edwards, III
                                           ---------------------------
                                             William M. Edwards, III
                                                   Controller
                                            (Chief Accounting Officer)

Date:  October 11, 1995

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                                                                   Exhibit 12

                            GTE FLORIDA INCORPORATED

         STATEMENT OF CONSOLIDATED RATIOS OF EARNINGS TO FIXED CHARGES
                             (THOUSANDS OF DOLLARS)


                                                 SIX
                                                MONTHS          YEAR            YEAR            YEAR
                                                ENDED           ENDED           ENDED           ENDED
                                               JUNE 30,        DEC. 31,        DEC. 31,        DEC. 31,
                                                 1995            1994            1993          1993(A)
                                               --------        --------        --------        --------

Net earnings available for fixed charges:
  Net income                                   $ 93,147         $140,255        $(34,978)       $106,908
  Add - Income tax expense (benefit)             56,100           86,167         (16,924)         70,995
      - Fixed charges                            36,577           70,285          76,786          76,786
                                               --------         --------        --------        --------
Adjusted earnings:                             $185,824         $296,707        $ 24,884        $254,689

Fixed charges:
  Interest expense                             $ 31,897         $ 61,152        $ 69,529        $ 69,529
  Portion of rent expense
    representing interest                         4,680            9,133           7,257           7,257
                                               --------         --------        --------        --------
Adjusted fixed charges:                        $ 36,577         $ 70,285        $ 76,786        $ 76,786

CONSOLIDATED RATIOS OF EARNINGS
  FIXED CHARGES:                                   5.08             4.22            0.32            3.32



 ---------------
(a) Results for 1993 include an after-tax restructuring charge of approximately $120,000,000 for the implementation of a re-engineering plan, a one-time after-tax charge of approximately $2,400,000 related to enhanced early retirement and voluntary separation programs offered to eligible employees in 1993 and an after-tax extraordinary charge of approximately $19,800,000 related to the early extinguishment of debt. This caused earnings to be inadequate to cover fixed charges by approximately $52,000,000 and resulted in the ratio of earnings to fixed charges declining to .32. Excluding these items, the consolidated ratio of earnings to fixed charges for the year ended December 31, 1993 would have been 3.32.
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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 1995, incorporated by reference in GTE Florida Incorporated's Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this registration statement. (File No. 33-50711)

                                        ARTHUR ANDERSEN LLP

Dallas, Texas
October 11, 1995